UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2009
Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 961-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-10.1:2009-2011 EXECUTIVE PERFORMANCE PLAN
EX-10.2: FORM OF OPTION TERMS AND CONDITIONS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) The Compensation Committee of the Board of Directors of Kellogg Company (the “Company”) adopted the 2009-2011 Executive Performance Plan and made option grants to the Company’s named executive officers, each as set forth below.
2009-2011 Executive Performance Plan. The Compensation Committee of the Board approved the 2009-2011 Executive Performance Plan (“2009-2011 EPP”) under which certain senior executives and other employees would be eligible to receive a portion of their long-term incentives in the form of performance shares based on the achievement of multi-year cost savings targets. Awards are paid in shares, except for amounts withheld by the Company for minimum statutory withholding requirements. In addition, the Compensation Committee granted 2009-2011 EPP target awards (“Awards”) of 34,500 shares for Mr. Mackay; 16,100 shares for Mr. Bryant; 8,300 shares for Mr. Davidson; 6,200 shares for Mr. Norman; and 4,100 shares for Mr. Mobsby. Participants in the 2009-2011 EPP have the opportunity to earn between 0% and 200% of their EPP target. Dividends are not paid on unvested EPP awards. The Awards are subject to approval of the Kellogg Company 2009 Long-Term Incentive Plan by the Company’s shareowners at the Company’s 2009 Annual Meeting. A copy of the 2009-2011 EPP is attached as Exhibit 10.1 and is incorporated in its entirety into this Item.
Option Grants. The Compensation Committee of the Board approved the following grants of stock options to named executive officers of the Company: 321,700 options for Mr. Mackay; 150,400 options for Mr. Bryant; 77,300 options for Mr. Davidson; 57,700 options for Mr. Norman; and 38,000 options for Mr. Mobsby. The exercise price under these grants is $40.17 per share. Under the terms of the grants, the stock options generally vest in three equal annual installments from the anniversary of the grant date. A copy of the form of option terms and conditions for the grants is attached as Exhibit 10.2 and is incorporated in its entirety into this Item.
Base Salary. Consistent with emerging market trends for corporate governance, base salaries for each of Mr. Mackay, Mr. Bryant, Mr. Davidson, Mr. Norman and Mr. Mobsby have been frozen for 2009 at 2008 levels.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1.	2009-2011 Executive Performance Plan.

Exhibit 10.2.	Form of Option Terms and Conditions.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY
Date: February 24, 2009	/s/ Gary H. Pilnick
	Name:	Gary H. Pilnick
	Title:	Senior Vice President, General Counsel, Corporate Development and Secretary

EXHIBIT INDEX

10.1.	2009-2011 Executive Performance Plan.

10.2.	Form of Option Terms and Conditions.